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                                                                    EXHIBIT 24

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 16, 1998.

                                          By /s/ William D. Snyder
                                          _____________________________________
                                          William D. Snyder
                                          Vice President and Chief Financial
                                          Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Stephen E. Cooper and William D. Snyder, and each of them, his or her true and lawful attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities
Exchange Act of 1934, this report has been signed
below by the following persons on behalf of the
Registrant in the capacities.
   /s/ Stephen E. Cooper    President, Chief Executive        October 16, 1998
--------------------------  Officer (Principal Executive
       Stephen E. Cooper    Officer) and Chairman of the
                            Board.

   /s/ William D. Snyder    Vice President and Chief          October 16, 1998
--------------------------  Financial Officer (Principal
       William D. Snyder    Financial Officer and
                            Principal Accounting
                            Officer)

   /s/ Edward L. Gelbach    Director                          October 16, 1998
--------------------------
       Edward L. Gelbach

       William Ryan         Director                          October 16, 1998
--------------------------
       William Ryan

     /s/  William T. Siegle Director                          October 16, 1998
--------------------------
       William T. Siegle

    /s/ John McBennett      Director                          October 16, 1998
--------------------------
        John McBennett

    /s/ John Suzuki         Director                          October 16, 1998
--------------------------
        John Suzuki

    /s/  Thomas Michael TrenDirector                          October 16, 1998
--------------------------
      Thomas Michael Trent

    /s/ Robert L. Wehrli    Director                          October 16, 1998
--------------------------
        Robert L. Wehrli


   /s/ W. Russell  Wayman
*By -----------------------
       Attorney-in-Fact